                                                                 EXHIBIT 10.12.6

                   AMENDMENT NO. 6 TO THE AMENDED AND RESTATED
                       SYSTEM EQUIPMENT PURCHASE AGREEMENT

         THIS AMENDMENT NO. 6 (this "Amendment" or "Amendment No. 6") is made and entered into by and between CRICKET COMMUNICATIONS, INC., a Delaware corporation ("Owner") and LUCENT TECHNOLOGIES INC., a Delaware corporation ("Vendor") and is effective as of this 4th day of February, 2004 (the "Amendment No. 6 Effective Date").

                                    RECITALS

         A. WHEREAS, Owner and Vendor are parties to that certain Amended and Restated System Equipment Purchase Agreement, dated as of June 30, 2000 (the "SEPA"), as amended by Amendment No. 1, effective March 22, 2002 ("Amendment No. 1"), Amendment No. 2, effective March 22, 2002 ("Amendment No. 2"), Amendment No. 3, effective March 22, 2002 ("Amendment No. 3"), Amendment No. 4, effective September 10, 2002 ("Amendment No. 4"), the Letter Agreements dated September 30, 2002 and December 30, 2002 (the "Letter Agreements"), and Amendment No. 5, executed on September 23, 2003 ("Amendment No. 5", and the SEPA, Amendment Nos. 1-5 and the Letter Agreements are collectively referred to herein as the "Contract" or "SEPA"); and

         B. WHEREAS, pursuant to Amendment No. 5 Vendor agreed to offer Vendor's Spares Exchange Services ("SES"), Repair Service and Return ("RS&R"), Remote Technical Support for CBX500 wireless products ("RTS-A") and Remote Technical Support for PSAX2300 wireless products ("RTS-Lite") programs to Owner, and Owner and Vendor agreed to enter into agreements for the provision of such programs following the Settlement Date (as such term is defined in Amendment No.
5); and

         C. WHEREAS, the Settlement Date has occurred and Owner and Vendor, by this Amendment No. 6, have agreed to amend certain terms of the Contract to provide certain terms and conditions for Owner to purchase from Vendor (i) Repair & Exchange Services ("RES") in place of SES, (ii) RS&R, and (iii) RTS Advantage ("RTS") in place of RTS-A and RTS Lite.

         D. Any capitalized term used herein and not otherwise defined shall have the meaning given to such term in the Contract.

         NOW, THEREFORE, incorporating the Recitals herein, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Vendor and Owner agree as follows:

                                    AGREEMENT

                             AMENDMENTS TO CONTRACT

         1.1 Effective as of the Amendment No. 6 Effective Date, Section 1.1 of the Contract shall be and is hereby amended by adding the following new definition in the appropriate alphabetical order:

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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         "Amendment No. 6" means Amendment No. 6 to the Amended and Restated
         System Equipment Purchase Agreement dated as of February 4, 2004 by and between Owner and Vendor.

         1.2 Effective as of the Amendment No. 6 Effective Date, Section 8 of the Contract shall be and is hereby amended by adding a new Section 8.4 as follows:

"Section 8.4. RES Program.

         (a) Subject to Vendor's prior receipt from Owner of (i) a Purchase Order for RES, (ii) payment of a deposit in the amount of [ *** ] (the "RES Deposit"), and (iii) the prorated quarterly fee payment for the first calendar quarter 2004, Vendor shall provide its RES program (the "RES Program") to Owner upon the terms and conditions set forth in that certain RES Statement of Work (the "RES SOW") attached as Attachment B to Amendment No. 6. [ *** ]

         (b) Until the later to occur of (i) the Effective Date (as defined in Amendment No. 5) and (ii) Owner has re-established credit terms satisfactory to Vendor, Owner shall make each quarterly fee payment for RES (in addition to the payment of the RES Deposit) in advance, before the first Business Day of each calendar quarter for which Owner purchases RES.

         (c) If at any time during the calendar quarter during which the RES Program is then in effect, the RES Deposit balance falls below the sum of [ *** ], within [***] business days of Vendor's written notice to Owner to that effect, Owner shall make payment to Vendor of an amount sufficient to restore the balance of the RES Deposit to the sum of [ *** ] (the "Deposit Renewal Payment"). Owner's failure to pay any Deposit Renewal Payment as required by this subsection shall constitute a failure to pay an amount when due and owing under Section 24.7.1(a) of the Contract.

         (d) RES Program Return Payment. In the event that the RES Program terminates as a result of Vendor's exercise of its remedies resulting from an Owner Event of Default or upon termination of the Contract (the "RES Termination Date"):

               (i) Within [ *** ] after the RES Termination Date, Vendor shall refund to Owner the then existing balance of the RES Deposit less the sum of the following amounts:

                      a. the aggregate amount of all unpaid applicable list prices, as set forth in Vendor's PCS Price Reference Guide in effect on the RES Termination Date (the "List Price Guide") for equipment that Vendor has delivered to Owner pursuant to the RES Program in exchange for old equipment (the "Exchange Equipment"), but which Exchange Equipment Owner has failed to return to Vendor in accordance with the RES SOW; and

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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

                      b. the aggregate amount of all unpaid restocking fees for each item of Exchange Equipment.

               (ii) In the event that the foregoing calculation results in a negative balance, Vendor shall issue an invoice to Owner for any amounts due and owing to Vendor, and Owner shall pay such invoice within [ *** ]. The provisions of this Section 8.4 shall survive the termination of the Contract.

         (e) Termination. Notwithstanding anything to the contrary set forth herein, the RES Program shall terminate upon termination of the Contract."

         1.3 Effective as of the Amendment No. 6 Effective Date, Section 8 of the Contract shall be and is hereby further amended by adding a new Section 8.5 as follows:

         "8.5 RS&R Program. (a) Subject to Owner's payment to Vendor of $[ ***] to be held in the Deposit Account (as defined in Attachment A to Amendment No. 6) in accordance with the terms and conditions set forth on such Attachment A and in the Contract, Vendor shall provide its RS&R program to Owner (the "RS&R Program") upon the terms and conditions set forth on Attachment A to Amendment No. 6 (retroactive to the Filing Date (as defined in Amendment No. 5)). Until the later to occur of (a) the Effective Date (as defined in Amendment No. 5) and (b) Owner has re-established credit terms satisfactory to Vendor, Owner shall maintain the Deposit Account in accordance with the Contract. Owner's failure to restore the balance of the Deposit Account within the Payment Period (as defined in Attachment A to Amendment No. 6) shall constitute a failure to pay an amount when due and owing under Section 24.7.1(a) of the Contract. [ *** ]

         (b) RS&R Program Return Payment. (i) In the event that the RS&R Program terminates as a result of Vendor's exercise of its remedies resulting from an Owner Event of Default or upon termination of the Contract (the "RS&R Termination Date"), within [ *** ] after the RS&R Termination Date, Vendor shall refund to Owner an amount equal to the then existing balance of the Deposit Account less the sum of all outstanding and unpaid charges for out-of-warranty Products, NTF and ATP Products that are shipped to Vendor under the RS&R Program (as such terms are defined in Attachment A to Amendment No. 6).

               (ii) In the event that the foregoing calculation results in a negative balance, Vendor shall issue an invoice to Owner for any amount due and owing to Vendor, and Owner shall pay such invoice within [ *** ]. The provisions of this Section 8.5 shall survive the termination of the Contract.

         (c) Termination. Notwithstanding anything to the contrary set forth herein, the RS&R Program shall terminate upon termination of the Contract."

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         1.4 Effective as of the Amendment No. 6 Effective Date, Section 8 of the Contract shall be and is hereby further amended by adding a new Section 8.6 as follows:

         "8.6 RTS Program. (a) Vendor shall provide RTS (the "RTS Program") to Owner upon the terms and conditions set forth on Attachment C to Amendment No. 6 (retroactive to August 20, 2003).

         (b) Notwithstanding anything to the contrary set forth in the Contract, all fees and charges otherwise due under the RTS Program shall be considered paid in full by Owner upon Vendor's receipt of [ *** ]

         (c) Termination. Notwithstanding anything to the contrary set forth herein, the RTS Program shall terminate upon termination of the Contract."

                              ADDITIONAL PROVISIONS

         2.1 RATIFICATION AND CONFIRMATION. Except as amended and supplemented by this Amendment, all of the terms and provisions of the Contract shall remain in full force and effect and, except as expressly amended by this Amendment, are hereby ratified and confirmed.

         2.2 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of California as applied to contracts formed and intended to be performed within such state, without regard to principles of conflicts of law.

         2.3 ATTACHMENTS AND EXHIBITS. All Attachments and Exhibits attached hereto are hereby incorporated by reference and made a part of this Amendment and the Contract with the same force and effect as though set forth in their entirety herein and therein; provided, however, that to the extent any of the term, provision or condition of any Attachment or Exhibit attached hereto is inconsistent any term, provision or condition of this Amendment, then the applicable term, provision or condition in this Amendment shall control.

         2.4 ENTIRE AGREEMENT. This Amendment and the Contract contains the entire and only agreement between the parties to this Amendment with respect to the subject matter hereof and thereof and supersedes all oral negotiations and prior writings, with respect to the subject matter hereof and thereof.

         2.5 COUNTERPARTS. This Amendment may be executed in any number of counterparts and each such counterpart shall be deemed an original, but all such counterparts shall constitute one and the same agreement. This Amendment shall be deemed to have been executed and delivered when Vendor has received counterparts hereof executed by all parties listed on the signature pages hereto.

         2.6 FACSIMILE SIGNATURES. Signatures of this Amendment No. 6 by facsimile shall bind the parties hereto.

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         2.7 SEVERABILITY. To the extent this Amendment is inconsistent with, or prohibited or unenforceable under, any applicable law or regulation, it shall be deemed modified and applied in a manner consistent with such law or regulation. Any provision of this Amendment which is deemed unenforceable or invalid in any jurisdiction shall not affect the enforceability or validity of the remaining provisions of this Amendment or the same provisions in any other jurisdiction.

         2.8 MODIFICATIONS, CONSTRUCTION, AMENDMENTS AND WAIVERS. This Amendment may not be modified or amended, or any provision thereof waived, except in a writing signed by the parties to this Amendment; provided, however, that Vendor shall have the right to amend the List Price Guide annually, and Vendor shall provide such amended List Price Guide to Owner. Each such amended List Price Guide shall replace the prior List Price Guide (which shall have no further force or effect), and shall be incorporated by reference and made a part of this Amendment and the Contract with the same force and effect as though set forth in their entirety herein.

         2.9 HEADINGS. The headings and underscorings of sections and clauses have been included herein for convenience only and shall not be considered in interpreting this Amendment.

         IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have caused this Amendment No. 6 to be executed by their duly authorized representatives effective as of the date first above written.

LUCENT TECHNOLOGIES INC.,                   CRICKET COMMUNICATIONS, INC.,
a Delaware corporation                      a Delaware corporation
By:_______________________________          By:________________________________
Name:_____________________________          Name:______________________________
Title:____________________________          Title:_____________________________
Date:_____________________________          Date:______________________________

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                   RS&R SOW - ATTACHMENT A TO AMENDMENT NO. 6
              TO THE AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE
                 AGREEMENT BETWEEN LUCENT TECHNOLOGIES INC. AND
                          CRICKET COMMUNICATIONS, INC
                                      FINAL

                                                    Contract No. LNM99NMB504000,
                                                   Amendment No. 6, Attachment A

                            REPAIR SERVICE AND RETURN

ESTABLISHMENT OF ACCOUNT

Upon receipt by Vendor of $[ *** ] in collected funds from Owner, Vendor will open a RS&R account for Owner, (the "Deposit Account"). The parties acknowledge that Owner currently has the Deposit Account established for RS&R. Vendor will continue to provide RS&R unless suspended or terminated pursuant to the Contract. Upon the Effective Date (as such date is defined in Amendment No. 5 to the Contract), Vendor may, upon request by Owner, and pending establishment of new credit terms, in Vendor's sole and absolute discretion, consider releasing a portion of the Deposit Account.

RS&R PROCESS UPON ESTABLISHMENT OF DEPOSIT ACCOUNT

         1) Equipment that is not serviced by the RES Program shall be placed in Vendor's standard RS&R process for servicing. Vendor's receipt of Equipment shall constitute authorization to Vendor to determine whether the Equipment is under warranty. Equipment covered under warranty is repaired and returned at no cost to Owner pursuant to the applicable warranty provisions for such Equipment under the Contract. If the Equipment is not under warranty Vendor shall repair consistent with the charges included in Vendor's RS&R Price Guide. Should such repair charge not be listed in the RS&R Price Guide, Vendor will promptly submit to Owner a quote of the repair charges. Owner shall promptly direct Vendor as to whether such repairs are approved.

         2) As indicated above, Equipment covered under warranty shall be repaired by Vendor and returned at no cost to Owner pursuant to the applicable warranty provisions for such Equipment.

         3) Out of warranty Equipment is repaired and returned to Owner, with repair cost, tax and shipping charged against the Deposit Account, unless otherwise paid in advance by Owner. Repair costs and No Trouble Found /All Tests Passed costs are based on cost matrix that exists at the time of repair and will be provided to Owner and updated on a regular interval basis.

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                   RS&R SOW - ATTACHMENT A TO AMENDMENT NO. 6
              TO THE AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE
                 AGREEMENT BETWEEN LUCENT TECHNOLOGIES INC. AND
                          CRICKET COMMUNICATIONS, INC
                                      FINAL

                                                    Contract No. LNM99NMB504000,
                                                   Amendment No. 6, Attachment A

         4) All No Trouble Found (NTF) or All Tests Passed (ATP) shall be charged against the Deposit Account, unless otherwise paid in advance by Owner.

         5) If Equipment subject to the RS&R process cannot be repaired, Owner shall be notified and asked for directions as to further disposition by email within [ *** ] Business Days from receipt of the Equipment for servicing by Vendor. Such Equipment can either be returned to Owner or disposed of based on Owner's desire. If replacement of such Equipment is considered necessary by Owner, any price quote for a replacement Equipment shall be requested by Owner from the Vendor Account Team, and subject to the terms of the Contract.

         6) At such time the Deposit Account balance is less than $[ *** ], Owner shall, within [ *** ] of Vendor's emailed request (the "Payment Period"), wire sufficient funds to restore the Deposit Account balance to $[ *** ]. Owner's failure to restore the Deposit Account balance within the Payment Period may result in suspension of all RS&R services pursuant to the terms of the Contract.

         7)    [ *** ]

         8) The Deposit Account will be utilized only for RS&R of out of warranty Equipment, No Trouble Found (NTF) or All Test Passed
               (ATP) that are shipped to Vendor.

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                    RES SOW - ATTACHMENT B TO AMENDMENT NO. 6
              TO THE AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE
             AGREEMENT BETWEEN LUCENT TECHNOLOGIES INC. AND CRICKET
                              COMMUNICATIONS, INC
                                      FINAL

                                                    Contract No. LNM99NMB504000,
                                                   Amendment No. 6, Attachment B

1.       MAINTENANCE DEFINITIONS

"Coverage Period" shall mean the times of day and the days of the week during which RES will be provided hereunder and during the term of this RES program which term shall be from the date Owner meets all the requirements of Section
2.6 below through March 31, 2005 or termination of the SEPA.

"Assistance Request" or "AR" shall mean an Owner-initiated request for Maintenance Services to be performed. An AR will be considered valid when Vendor acknowledges the request for assistance from Owner and confirms our acknowledgement by providing Owner with an AR tracking number (call number, ticket number). An AR may be initiated by Owner by telephone through the Vendor designated technical support number(s) identified in this Agreement or through the Vendor's web site ("Lucent.com"): http://www.lucent.com/support. Lucent.com should not be used to initiate an AR when urgent assistance is needed. Requests for assistance opened through Lucent.com are exempt from all response requirements as defined in this statement of work ("SOW").

"RES" means the repair and exchange services to be provided by Vendor hereunder.

All terms used but not specifically defined herein shall have the same meaning as set forth in that certain Amended and Restated System Equipment Purchase Agreement, dated as of June 30, 2000, as amended (the "SEPA").

2.       REPAIR & EXCHANGE SERVICES
RES provides repair or exchange of Parts specifically listed in Exhibit 2 (attached to this Attachment B) entitled "Cricket RES Supported Parts List." Such Exhibit 2 - Cricket RES Supported Parts List - is Vendor's standard Parts list of FRU's (as defined below in Section 2.1) for all customers subscribing to Vendor's current repair and exchange services program. The Parts listed in such
Exhibit 2 are the FRU's that are eligible for RES and are part of the Covered Equipment listed in Exhibit 1 (attached to this Attachment B) entitled "Cricket RES Covered Equipment." RES, when combined with Vendor's standard repair service and return services (further described as "RS&R" as set forth in Attachment A to Amendment No. 6 of the SEPA), will cover all of Owner's Equipment items purchased from Vendor under the SEPA comprising Owner's Systems.

RES is priced on the basis of the Vendor-provided Equipment as identified in
Exhibit 1 hereto entitled Cricket RES Covered Equipment (the "Covered Equipment"). Covered Equipment with quantities listed represents that Covered Equipment contained in Owner's network of Systems as of the beginning of the Coverage Period. The RES pricing in Section 2.5 below is subject to increase should Owner add new incremental

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                    RES SOW - ATTACHMENT B TO AMENDMENT NO. 6
              TO THE AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE
             AGREEMENT BETWEEN LUCENT TECHNOLOGIES INC. AND CRICKET
                               COMMUNICATIONS, INC
                                      FINAL

                                                    Contract No. LNM99NMB504000,
                                                   Amendment No. 6, Attachment B

Covered Equipment to Owner's network of Systems subsequent to the beginning of the Coverage Period. Such increase in RES pricing shall be consistent with Vendor's general pricing policy for all Vendor customers subscribing to RES. All Parts that comprise the Covered Equipment owned by Owner will carry the same Coverage Period and Response levels.

The RES program only provides for the repair or exchange of Parts and does not include any accompanying technical or installation services of any kind.

2.1 RES DEFINITIONS

"Response Time" shall mean the elapsed time during the Coverage Period from the time of issuance of the AR tracking number by Vendor until the Part is delivered to Owner or until an attempt is made to deliver the Part per Owner's instructions.

"Part", also referred to as a "Field Replaceable Unit" or "FRU", shall mean the product assembly or subassembly of the Covered Equipment that can reasonably be removed from service and/or installed without the use of uncommon tools and/or methods. For the purpose of RES, Parts shall be specifically limited to those described in Exhibit 2 - "Cricket RES Supported Parts List." Vendor shall have sole authority for defining the composition of Parts to be exchanged or repaired. Each type of Part will be assigned an identifier to distinguish it for a particular function or purpose. This Part identifier will be used in communication between Owner and Vendor when discussing Part(s) to be repaired or exchanged. All exchanged Parts will be like-for-like, except where Vendor determines that a replacement Part of a different type is fully compatible with the Form, Fit, and Function of the defective unit being replaced. Each Part will also have an assigned serial number to uniquely identify and distinguish it from other Parts of similar type. Owner must always provide the Part reported as suspected faulty and requested for exchange. In the event Owner has parts for repair that are not included on the Exhibit 2 - "Cricket RES Supported Parts List," Owner may request that Vendor add the part. If Vendor agrees to add the part to the Cricket RES Supported Parts List, the added Part will be covered by RES within [ *** ] days of the date added. Owner shall provide Vendor with as much information about Parts as is reasonably available to Owner as requested by Vendor, including, without limitation, the MSC locations or addresses of the Parts.

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                    RES SOW - ATTACHMENT B TO AMENDMENT NO. 6
              TO THE AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE
             AGREEMENT BETWEEN LUCENT TECHNOLOGIES INC. AND CRICKET
                               COMMUNICATIONS, INC
                                      FINAL

                                                    Contract No. LNM99NMB504000,
                                                   Amendment No. 6, Attachment B

"Repair" shall mean the diagnosis and replacement or reconfiguration of components necessary to restore Part(s) to their original published operating specifications. Repair may include, at Vendor's sole discretion, the replacement of the entire Part with a like-for-like Part. Replacement products and components may be new, remanufactured, refurbished, or used and certified as meeting like-new operating standards. Any removed products and components will become the property of Vendor.

"No Trouble Found" or "NTF" shall mean that Vendor has determined that a Part, which has been reported as defective, contains no faulty components and passes diagnostic testing. A Part that has been labeled "No Trouble Found" or "NTF" by Vendor will not have any components replaced and will not be physically or materially altered in any way.

"Part Request" or "PR" shall mean that Vendor has authorized a Part to be repaired or exchanged according to the terms of this Agreement. A Part Request record is created after an Assistance Request is created. Each Assistance Request may have more than one Part Request associated with it.

"Fit" means the suitability or readiness of a product for a particular application, including environmental extremes, marginal parameters, physical and signal compatibility with interfacing systems and surroundings, level of performance, safety margins, reliability, maintainability and installability.

"Form" means the weight, density, chemical or product composition, size, shape, structure, appearance, protocol, pattern, composition, configuration and marking/identification of product and software.

"Function" means the set of features that the product has been designed for use, in accordance with its Specifications.

2.2 RES REQUIREMENTS

Owner agrees to purchase and maintain a contract with Vendor for Remote Technical Support services for each System that is consistent with the Term and Coverage Period of RES. Vendor acknowledges that Owner has satisfied the foregoing requirement by payment of the applicable ARMF fees under the SEPA.

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                    RES SOW - ATTACHMENT B TO AMENDMENT NO. 6
              TO THE AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE
             AGREEMENT BETWEEN LUCENT TECHNOLOGIES INC. AND CRICKET
                               COMMUNICATIONS, INC
                                      FINAL

                                                    Contract No. LNM99NMB504000,
                                                   Amendment No. 6, Attachment B

Vendor will initiate a Part Request to be performed under the terms of this Agreement only after (1) a Vendor technical support engineer determines a Part to be suspected faulty, OR (2) Owner has successfully diagnosed and isolated a faulty Part, AND (3) a Vendor technical support engineer acknowledges Owner's analysis and identifies the suspected faulty Part identification number or code.

2.3 RES EXCLUSIONS

The following items and conditions (except for Pre-Existing Condition Parts) are excluded from RES:

         - Pre-existing conditions making the Part Defective prior to the RES Coverage Period, except that Owner and Vendor acknowledge that Owner currently has some Parts which already have defects and are considered "pre-existing" making the Part Defective prior to the beginning of the Coverage Period, but Vendor has agreed to not exclude such Parts provided that Owner shall provide Vendor with a list of all such currently Defective Parts within [ *** ] of the date on which Amendment No. 6 to the SEPA is executed by both parties or by February 6, 2004 which ever is earlier. Thereafter, Owner and Vendor will work to mutually agree on a not-to-exceed ("NTE") quantity of Defective Parts considered "pre-existing" to this RES Coverage Period (the "NTE Defective Parts"). Upon Owner's and Vendor's written agreement with respect to the quantity of NTE Defective Parts, Owner and Vendor will work to replace such NTE Defective Parts over the following [ *** ] period such that replacements will be prorated evenly and will not create undue hardship on either Owner or Vendor.

         - Defects or malfunctions caused by: (1) actions or inactions of non-Vendor personnel; (2) failure to follow the manufacturer's installation, operation, or maintenance instructions and (3) failure of products following service not performed by Vendor. Vendor acknowledges that Owner will be performing most of the services to remove Defective Parts and install the new or repaired Parts.

         - Defects or malfunctions that include: (1) modifications made by non-Vendor personnel; or (2) attachment of products not supported by Vendor.

         - Passive and mounting hardware including, but not limited to, cables, cable assemblies, cords, brackets, bezels, face plates, adapters, panels, or labels.

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                    RES SOW - ATTACHMENT B TO AMENDMENT NO. 6
              TO THE AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE
             AGREEMENT BETWEEN LUCENT TECHNOLOGIES INC. AND CRICKET
                               COMMUNICATIONS, INC
                                      FINAL

                                                    Contract No. LNM99NMB504000,
                                                   Amendment No. 6, Attachment B

         - Consumables including, but not limited to, fuses, batteries, air filters, or transformers.

         -     Documentation or Software in all media forms.

2.4 ADVANCED EXCHANGE

Vendor will provide, upon receiving and accepting Owner ARs, a replacement Part in advance of receiving a reported Defective Part from Owner. Vendor will arrange for the delivery of replacement Part(s) to Owner's designated site within the Response Time specified below in Subsection 2.4.1 and during the Coverage Period as specified in this Agreement.

Owner may direct Vendor to deliver exchanged material to a location other than the System Element Site, provided Owner identifies the alternate ship-to location before the AR is accepted by Vendor. In such cases, Vendor will be excused from its Response Time obligation, but shall still provide the applicable Part replacement promptly. Owner is responsible for having personnel at the System Element Site. Vendor shall be excused from its Response Time obligation should Vendor's carrier attempt delivery and no Owner personnel is available for receipt of the exchanged Part.

Upon receiving the replacement Part, Owner will return the reported Defective Part to Vendor within [ *** ] days. Vendor will provide shipping instructions and pre-paid shipping labels for this purpose. Owner will follow the shipping instructions for returning Defective Parts to Vendor, and will use the return label that Vendor or its authorized logistics agent has provided. Owner's failure to materially (as is commercially reasonable) follow the return instructions and/or use the provided return label will be treated by Vendor as an unreturned Part.

Owner is responsible to include all relevant documentation, if any, with returned Parts including failure description, diagnostic test results, or some other indication suggesting that a Part was suspected to be faulty or in need of replacement, and a reference to Vendor's assigned AR number.

Owner is responsible to provide adequate packing material to protect against a reasonable risk of damage that would normally occur during shipping by common carrier. If Owner fails to return the reported Defective Part to Vendor within [ *** ] days of Owner's receipt of the replacement Part, Owner agrees to pay Vendor full list price for the advanced

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                    RES SOW - ATTACHMENT B TO AMENDMENT NO. 6
              TO THE AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE
             AGREEMENT BETWEEN LUCENT TECHNOLOGIES INC. AND CRICKET
                               COMMUNICATIONS, INC
                                      FINAL

                                                    Contract No. LNM99NMB504000,
                                                   Amendment No. 6, Attachment B

exchange Part plus US $[ *** ] per item in restocking fees. Owner is to use Vendor provided packaging (packaging used for the advanced exchanged Part when returning the Defective Part to Vendor). Should damage in transit occur the parties will work together to resolve any damage issues based on, among other things, which party had the risk of loss when such damage occurred. Vendor will provide to Owner on a weekly basis a report of Defective Parts not received by Vendor within [ *** ] calendar days of the date Owner received the replacement Part from Vendor. Owner will be granted an extension of the [ *** ] day return period referenced above if the weekly report is not provided to the Owner or if the Part that needs to be returned in [ *** ] days is not shown as due to be returned in the weekly report submitted to Owner for the week such Part is due. Such extension shall be deemed to extend the otherwise applicable [ *** ] day period to [ *** ] calendar days after Vendor submits the weekly report to Owner that lists the applicable Part as due.

2.4.1 NEXT DAY ADVANCED EXCHANGE (AE-ND); RESPONSE TIME

Vendor will provide advanced exchange of Parts during the next calendar day following an AR as determined by the time zone of the Part location during the Coverage Period of 12:00:01 AM Sunday through 11:59:59 PM Saturday, including holidays, provided that the AR is opened and accepted prior to 5:00 PM local time as determined by the time zone of the equipment location. Assistance Requests that are received and accepted after 5:00 PM will be considered received on the following day. Parts that require custom configuration or software installation will be shipped for delivery on the second business day following the AR.

2.5 FEE SCHEDULE: The aggregate price for RES service for all the Systems is USD$[ *** ] per calendar quarter for a period of 5 quarters, beginning January 1, 2004, and ending at midnight on March 31, 2005. The quarterly fee shall be pro-rated on daily basis for the first quarter 2004 starting from the day Vendor receives the first payment for RES. Annualized price is $[ *** ] and Total Contract Value is $[ *** ]. Purchases of Covered Equipment not identified as being in Owner's network as of the beginning of the Coverage Period (Covered Equipment in Exhibit 1 with no quantities listed) may result in an incremental increase for the RES program. Such increase in RES pricing will be consistent with Vendor's general pricing policy for all such customers subscribing to RES.

2.6 CONTINGENCIES: This SOW and the pricing above are contingent upon (i) the execution of this SOW by incorporation into the SEPA via contract amendment,
(ii)

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                    RES SOW - ATTACHMENT B TO AMENDMENT NO. 6
              TO THE AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE
             AGREEMENT BETWEEN LUCENT TECHNOLOGIES INC. AND CRICKET
                               COMMUNICATIONS, INC
                                      FINAL

                                                    Contract No. LNM99NMB504000,
                                                   Amendment No. 6, Attachment B

Vendor's receipt of the prorated 1st quarterly payment and the delivery of Purchase Orders for RES through March 31, 2005 no later than the first business day after execution of this SOW and iii) Vendor's receipt of the deposit amount of $[ *** ], to be held in escrow for Vendor to draw upon should the Defective Parts not be returned within [ *** ] days of Owner's receipt of replacement Part from Vendor. Upon the Effective Date, (as such date is defined in Amendment No.
5), Vendor may, upon request by Owner, pending establishment of new credit terms, in Vendor's sole and absolute discretion, consider releasing a portion of the above deposit amount required to be held in escrow.

3.0 RELATIONSHIP WITH SEPA

Notwithstanding anything herein to the contrary, nothing contained in this SOW or in the associated documents or Purchase Orders for RES shall be deemed to amend or modify in any manner whatsoever the obligations of the parties under the SEPA, provided that as to RES, in the event of any conflict between the SEPA and this SOW, this SOW shall govern. This SOW, once executed shall be deemed incorporated into the Purchase Orders for RES referenced above. Terms on Purchase Orders for RES that are different or additional to the terms of this SOW and the SEPA are deemed void unless specifically agreed in writing otherwise.

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                    RES SOW - ATTACHMENT B TO AMENDMENT NO. 6
              TO THE AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE
             AGREEMENT BETWEEN LUCENT TECHNOLOGIES INC. AND CRICKET
                              COMMUNICATIONS, INC
                                      FINAL
                                    Exhibit 1
                          Cricket RES Covered Equipment

                                                    Contract No. LNM99NMB504000,
                                        Amendment No. 6, Attachment B, Exhibit 1

[***]

[Two Pages of Proprietary and Technical Information Deleted Pursuant to Confidential Treatment Request]

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                    RES SOW - ATTACHMENT B TO AMENDMENT NO. 6
              TO THE AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE
             AGREEMENT BETWEEN LUCENT TECHNOLOGIES INC. AND CRICKET
                               COMMUNICATIONS, INC
                                      FINAL
                                    Exhibit 2
                        Cricket RES Supported Parts List

                                                    Contract No. LNM99NMB504000,
                                        Amendment No. 6, Attachment B, Exhibit 2

[***]

[Forty-Three Pages of Proprietary and Technical Information Deleted Pursuant to Confidential Treatment Request]

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                         ATTACHMENT C TO AMENDMENT NO. 6
              TO THE AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE
                                   AGREEMENT
                  BETWEEN LUCENT TECHNOLOGIES INC. AND CRICKET
                              COMMUNICATIONS, INC

RTS ADVANTAGE FOR NE/EMS

Lucent Technologies Inc. ("Vendor") Remote Technical Support Advantage for Network Elements/Element Management Systems (RTS Advantage NE/EMS) service provides Remote Technical Support (RTS) and Software Patches, Software Updates, and Software Upgrades, as available, for the InterNetworking Systems (INS) data products, listed on Appendix A attached hereto.

To be eligible for RTS Advantage NE/EMS service, all software for which the service is purchased must be at a currently supported revision level. Payment of [ *** ] is considered payment for and entitles Owner to receive RTS, Software Patches, Software Updates and Software Upgrades, as available, for the INS data products listed on Appendix A attached hereto. Hardware upgrades, if any are required are governed by the terms specified under SEPA.

RTS Advantage NE/EMS service is part of the Vendor's portfolio of maintenance services, and may be referred to in this Statement of Work ("SOW") as the "Maintenance Services". The products for which the service is purchased are sometimes referred to in this SOW as "Maintained Products".

1.       TERM

(a) The word "Term" as used in this SOW includes the Initial Term and any Renewal Terms, as defined herein. The initial term of Maintenance Services (the "Initial Term") will begin on the day the purchase order for the Maintenance Services is accepted, or such other service start date agreed in writing by the parties (the "Commencement Date") and will continue through the termination of the SEPA. (b) Except as provided in Section 4 below, Maintenance Services shall automatically renew for successive calendar year terms (each a "Renewal Term") on the day following the final date of the Initial Term and each anniversary thereof, unless either party gives written notice of its intention not to renew Maintenance Services no later than [ *** ] days prior to the last day of the then-current Term. Prior to the first day of each Renewal Term, Owner shall place a confirmatory purchase order for the Renewal Term if Owner's internal policies require this for purposes of payment of Renewal Term invoices. (c) After termination by Owner, the Maintenance Services may be subsequently reinstated with the consent of Vendor and upon payment by Owner of Maintenance Services fees for the period of time between the date of termination and the date of reinstatement. The RTS Advantage NE/EMS is considered paid in full [ *** ]. All of the terms should apply accordingly.

2.       VENDOR RESPONSIBILITIES

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                         ATTACHMENT C TO AMENDMENT NO. 6
              TO THE AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE
                                   AGREEMENT
                  BETWEEN LUCENT TECHNOLOGIES INC. AND CRICKET
                              COMMUNICATIONS, INC

During the period for which Owner subscribes to RTS Advantage NE/EMS, Vendor will provide:

2.1      Remote Technical Support (RTS)

The Call Window for RTS Advantage NE/EMS is 7x24x365. RTS is provided during the Call Window to:

         - Log Owner's Assistance Request (AR). AR as used herein shall mean a Owner-initiated request for Maintenance Service. An AR will be considered valid when Vendor acknowledges and confirms its acknowledgement by providing Owner with an AR tracking number.

         -     Respond to Owner's requests for information.

         - Troubleshoot system problems down to a Maintained Product component level, or sufficiently to exclude Maintained Products as the root cause, via phone or modem connection.

         - Restore the Maintained Product to operational status by providing a software workaround or fix when feasible.

         - Resolve software problems by providing a permanent fix when available.

         - Help identify, and if necessary, provide reasonable assistance remotely to assist Owner to apply, available Software Patches and Software Updates for Maintained Products as made available per the applicable product software support policy.

         - Provide support for Product that is subject to an ECN, as provided in the SEPA.

Vendor additionally will:

Provide 24x7 access to the applicable "Customer Support" content of the Lucent.com Web site(s) ("Lucent.com") which includes technical product support information, subscription services, and other self-help facilities, as well as the ability to submit and status ARs online. Lucent.com is used to deliver certain items described below in the Software Maintenance section of this SOW.

2.2      Schedule/Time Frame

This section describes the performance objectives for RTS Advantage NE/EMS. The performance objectives depend upon Severity Levels as defined below.

2.2.1    Severity Levels

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                         ATTACHMENT C TO AMENDMENT NO. 6
              TO THE AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE
                                   AGREEMENT
                  BETWEEN LUCENT TECHNOLOGIES INC. AND CRICKET
                              COMMUNICATIONS, INC

Severity Levels are defined as the condition of the Maintained Product when Owner submits an AR. Severity Levels are defined below.

SEVERITY LEVEL 1: THE MAINTAINED PRODUCT IS INOPERATIVE AND OWNER'S INABILITY TO USE THE PRODUCT HAS A CRITICAL EFFECT ON OWNER'S OPERATIONS. THIS CONDITION IS GENERALLY CHARACTERIZED BY COMPLETE SYSTEM FAILURE AND REQUIRES IMMEDIATE CORRECTION. IN ADDITION, ANY CONDITION THAT MAY CRITICALLY IMPACT HUMAN SAFETY IS CONSIDERED A SEVERITY LEVEL 1 PROBLEM.

SEVERITY LEVEL 2: THE MAINTAINED PRODUCT IS PARTIALLY INOPERATIVE BUT STILL USABLE BY OWNER. THE INOPERATIVE PORTION OF THE PRODUCT SEVERELY RESTRICTS OWNER'S OPERATIONS, BUT HAS A LESS CRITICAL EFFECT THAN A SEVERITY LEVEL 1 CONDITION.

SEVERITY LEVEL 3: THE MAINTAINED PRODUCT IS USABLE BY OWNER, BUT WITH LIMITED FUNCTIONS. THIS CONDITION IS NOT CRITICAL AND DOES NOT SEVERELY RESTRICT OWNER'S OVERALL OPERATIONS.

SEVERITY LEVEL 4: THE MAINTAINED PRODUCT IS USABLE AND THE CONDITION DOES NOT MATERIALLY AFFECT OWNER'S OPERATIONS.

2.2.2    Respond, Restore and Resolve Performance Objectives

The performance objectives established by Vendor are measured from the time Owner contacts Vendor's call receipt center ("CRC") by telephone with an AR. Response times depend upon the initial Severity Level of the request as reported by Owner to the CRC. (Vendor reserves the right to assign a higher or lower Severity Level to a problem once it has verified the problem.) The objectives for currently supported Maintained Products are outlined in the following tables:

Vendor INS Data Network Elements *

 OBJECTIVES               COVERAGE
------------              --------------------------------
 RESPOND                  [ *** ] (Severity Level 1)
                          [ *** ] (Severity Levels 2 & 3)

 RESTORE                  [ *** ] (Severity Level 1)
                          [ *** ] (Severity Level 2)

 RESOLVE                   (PU Issues) [ *** ] ** (Severity Levels 1 & 2 only)

* Specific elements are covered in Appendix A.

** Changes not requiring a design change or development of software code. If a design change or development of software code is required, and Vendor elects, based upon its assessment of technical and economic feasibility, to undertake same, then a [ *** ] day objective applies.

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                         ATTACHMENT C TO AMENDMENT NO. 6
              TO THE AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE
                                   AGREEMENT
                  BETWEEN LUCENT TECHNOLOGIES INC. AND CRICKET
                              COMMUNICATIONS, INC

Vendor INS Data Products Element Management Systems*

 OBJECTIVES                COVERAGE
-------------              ---------------------------------
 RESPOND                   [ *** ] (Severity Levels 1-4)
 RESTORE                   [ *** ] (Severity Level 1)
                           [ *** ] (Severity Level 2)

 RESOLVE                   [ *** ] (Severity Level 1 & 2)

Objectives for matters attributable to covered third-party products are those provided by the third-party vendor and are excluded from the timeframes indicated above. . All third-party products (including Hardware and Software) and their objectives for which Vendor has licensed to the Owner are listed in Appendix B, if applicable. For OEM products made a part of Vendor Products and provided by Vendor under the SEPA are covered in the response times above.

* Specific elements are covered in Appendix A.

2.2.3    Performance Objective Definitions

RESPOND MEANS A VENDOR SUBJECT MATTER EXPERT HAS CONTACTED OWNER REGARDING A PARTICULAR AR.

RESTORE MEANS THAT THE PROBLEM IS REMEDIED SUFFICIENTLY TO RETURN THE PRODUCT OR FEATURE TO OPERATIONAL STATUS. RESTORE MAY MEAN THAT A SOFTWARE FIX HAS BEEN PROVIDED TO TEMPORARILY CORRECT THE PROBLEM, OR A WORKAROUND HAS BEEN IMPLEMENTED.

RESOLVE MEANS THAT A PROBLEM RESOLUTION HAS BEEN PROVIDED AND THE AR HAS BEEN CLOSED. THIS MAY OCCUR SIMULTANEOUSLY WITH RESTORE, UNLESS THE RESTORE IS BY MEANS OF A WORKAROUND SUITABLE ONLY FOR TEMPORARY USE AND VENDOR DETERMINES THAT A MORE SUITABLE PERMANENT SOLUTION CAN FEASIBLY BE PROVIDED.

If during or after the investigation of any problem, Vendor determines that Vendor has already made available Software Patches, Software Updates, or Software Upgrades that, if properly implemented, would have remedied the problem, then Vendor will immediately advise Owner of the specifics and Vendor shall be released from any obligations for such problem until Owner has implemented the applicable items.

3.       SOFTWARE MAINTENANCE

The following software maintenance items are provided under RTS Advantage
NE/EMS:

3.1   Software Patches/Software Updates

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                         ATTACHMENT C TO AMENDMENT NO. 6
              TO THE AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE
                                   AGREEMENT
                  BETWEEN LUCENT TECHNOLOGIES INC. AND CRICKET
                              COMMUNICATIONS, INC

Software Patches are minor modifications to the Maintained Product to address a specific problem and help restore a Maintained Product. Software Updates are a collection of Software Patches and are sometimes referred to as maintenance releases. Software Updates are generally downloaded via an electronic interface and do not contain any new or additional features beyond what was provided in Owner's current software release.

3.2   Software Upgrades

Software Upgrades are releases making more substantial changes than Software Updates. Software Upgrades may contain new features or the addition of enhanced functionality to current products. Software Upgrades may also include provision of third party software upgrades, as made available by the third party software manufacturer, if the third party software is supported by Vendor and was licensed to Owner by Vendor. Any Software Upgrades that may be provided by Vendor under the RTS Advantage NE/EMS service are provided as available. Vendor does not commit that any Software Upgrades will ultimately be released, made generally available and therefore provided during the term that Owner subscribes to the RTS Advantage NE/EMS service. Furthermore, Vendor does not warrant that any specific features or functionality will be included in any Software Upgrades that may be provided under the RTS Advantage service prior to the time that a Software Upgrade is released and made generally available to all RTS Advantage NE/EMS subscribers.

3.3   Distribution

Software Upgrades may be provided in one or more alternate formats including network downloadable, CD, tape, etc., depending upon Vendor's determination of the distribution manner appropriate for the individual product. For example, if Vendor makes a Software Upgrade available via Web site access, then that is the distribution method to be used for that Software Upgrade. If Vendor elects to make multiple media alternatives available such as via the Vendor.com or on a CD-ROM, and no distribution method is specified in the applicable agreement, then Owner may elect which of the available distribution methods to use. In any case, Vendor will work with the Owner to provide a commercially reasonable alternative available for distribution to get the Owner's Systems upgraded as soon as possible.

Software Patches, Software Updates and Software Upgrades, are provided together with corresponding standard documentation, as available, in the same number of licensed copies as indicated in the agreement under which the original software was acquired.

3.4   License Terms

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                         ATTACHMENT C TO AMENDMENT NO. 6
              TO THE AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE
                                   AGREEMENT
                  BETWEEN LUCENT TECHNOLOGIES INC. AND CRICKET
                              COMMUNICATIONS, INC

All software that is ultimately provided in connection with RTS Advantage NE/EMS service, including without limitation Software Updates, Software Upgrades, Software Patches or workarounds, is licensed subject to the same terms, restrictions, and limitations as contained in the licenses under which the original software was acquired.

4.       DISCONTINUED AVAILABILITY AND VERSION SUPPORT

The term "Version" as used in this SOW refers to Software Updates as well as Software Upgrades.

Beginning on the day Owner has installed (loaded onto a computer) a new Version, Vendor will support both the old Version and new Version concurrently for [ *** ] days. Upon completion of the installation of Software Update or Software Upgrade, Owner agrees to destroy the original and all copies of the previous Versions, which are in Owner's possession or control within [ *** ] days and, if requested, certify such destruction to Vendor.

In case of discontinued availability ("DA") of any Maintained Product or Version, RTS Advantage NE/EMS will continue to be available, subject to the terms of this SOW, for such Maintained Product or Version for the period stated in a DA notification provided to Owner, which period shall not be less than [ *** ] from the date of the DA notification ("the Transition Period"). During such period, availability of new Software Patches and Software Updates shall be subject to the software support policy of the applicable product family, under which defect support for lower Severity Levels may be limited. Any renewal of the Term of this SOW shall apply to such products only through the end of the Transition Period, and charges relating to such products in any Renewal Term invoice will be prorated accordingly.

5.       LAB SYSTEMS

RTS Advantage NE/EMS service is intended for Maintained Products deployed commercially in a communications network. Coverage may be extended to Maintained Products used in Owner's own lab for testing purposes before and during commercial use in Owner's network if such lab use is identified on Form A. Respond-only objectives will apply.

Support for products used in a lab environment or for testing or development purposes other than as described above is not covered under this SOW.

6.       EXCLUSIONS

The following are excluded from RTS Advantage NE/EMS:

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                         ATTACHMENT C TO AMENDMENT NO. 6
              TO THE AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE
                                   AGREEMENT
                  BETWEEN LUCENT TECHNOLOGIES INC. AND CRICKET
                              COMMUNICATIONS, INC

ON-SITE TECHNICAL SUPPORT (OTS). OTS IS NOT PROVIDED AS PART OF THIS SERVICE. AT OWNER'S REQUEST, A VENDOR ENGINEER MAY BE DISPATCHED TO OWNER'S SITE ON A TIME AND MATERIALS (T&M) BASIS;

PERFORMING PREVENTIVE MAINTENANCE FOR THE MAINTAINED PRODUCTS;

INTEGRATION SERVICES, CUSTOM MODIFICATIONS, INSTALLATION OF SOFTWARE UPDATES, SOFTWARE UPGRADES, OR SOFTWARE PATCHES;

SUPPORT FOR CUSTOM SOFTWARE FEATURES, THAT IS, ANY FEATURES THAT ARE NOT PRESENT IN THE GENERALLY AVAILABLE VERSION OF THE MAINTAINED PRODUCT;

SUPPORT FOR THIRD PARTY SOFTWARE NOT LICENSED TO OWNER BY VENDOR;

SOFTWARE UPGRADES FOR OPTIONAL FEATURES, LICENSES FOR WHICH, IF AVAILABLE, MUST BE PURCHASED SEPARATELY. OPTIONAL FEATURES ARE DEFINED AS A FEATURE, MODULE, OR FEATURE PACKAGE, WHICH MAY BE LICENSED SEPARATELY;

MAKING CORRECTIONS TO USER-DEFINED REPORTS;

PERFORMING SERVICES CONNECTED WITH RELOCATION OF THE MAINTAINED PRODUCTS; MAINTAINED PRODUCT RELOCATED BY VENDOR SHALL CONTINUED TO BE COVERED UNDER THIS RTS SOW.

ASSISTANCE, INCLUDING WITHOUT LIMITATION, MODIFICATION OR REPLACEMENT OF THE MAINTAINED PRODUCTS, REPAIR OF DAMAGE, OR INCREASE IN SERVICE TIME CAUSED BY OR REQUIRED AS A RESULT OF ANY OF THE FOLLOWING:

         1. FAILURE TO CONTINUALLY PROVIDE A SUITABLE OPERATIONAL ENVIRONMENT FOR THE MAINTAINED PRODUCT AND ANY COMPUTING HARDWARE ON WHICH A MAINTAINED PRODUCT OPERATES INCLUDING, BUT NOT LIMITED TO, THE FAILURE TO PROVIDE OR THE FAILURE OF, ADEQUATE ELECTRICAL POWER, AIR CONDITIONING, OR HUMIDITY CONTROL AS PER SPECIFICATION OF THE MAINTAINED PRODUCT;

         2. USE OF THE MAINTAINED PRODUCTS IN A MANNER NOT IN ACCORDANCE WITH ITS SPECIFICATIONS, OPERATING INSTRUCTIONS, OR LICENSE-TO-USE;

         3. ACCIDENT; DISASTER, WHICH SHALL INCLUDE, BUT NOT BE LIMITED TO, FIRE, FLOOD, EARTHQUAKE, WATER, WIND OR LIGHTNING; TRANSPORTATION DIFFICULTIES; TERRORISM OR OTHER HOSTILE ACTION; NEGLECT; OR MISUSE; EXCEPT AS FOLLOWS: IN THE EVENT OF A SERVICE INTERRUPTION CAUSED BY ACCIDENT, DISASTER, OR TERRORISM VENDOR WILL MAKE EVERY COMMERCIALLY REASONABLE ATTEMPT TO RESTORE SERVICE ON THE COVERED PRODUCTS. . THE COMMERCIALLY REASONABLE EFFORTS CONTEMPLATED BY THE PROVISION DO NOT INCLUDE THE PROVISION OF NEW OR ADDITIONAL HARDWARE OR SOFTWARE OR PERFORMANCE OF ON-SITE SERVICES, WHICH IF AVAILABLE WOULD REQUIRE PAYMENT OF ADDITIONAL CHARGES;

         4. MODIFICATIONS, MAINTENANCE, OR REPAIR PERFORMED BY OTHER THAN VENDOR DESIGNATED PERSONNEL, INCLUDING CHARGES NOT AUTHORIZED BY VENDOR IN THE COVERED PRODUCT OR THE HARDWARE OR THE SOFTWARE ENVIRONMENT IN WHICH THE COVERED PRODUCT OPERATES INCLUDING WITHOUT LIMITATION THE INTRODUCTION OF UPDATES OF THIRD PARTY SOFTWARE OR HARDWARE THAT HAVE NOT BEEN VALIDATED BY VENDOR;

         5. ATTACHMENT OF UNSPECIFIED OR NON-APPROVED PRODUCTS TO THE MAINTAINED PRODUCTS, OR FAILURE OF A PROCESSOR OR OTHER EQUIPMENT OR SOFTWARE NOT MAINTAINED BY VENDOR, OR FAILURE OF REMOVABLE OR ROTATING STORAGE MEDIA;

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                         ATTACHMENT C TO AMENDMENT NO. 6
              TO THE AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE
                                   AGREEMENT
                  BETWEEN LUCENT TECHNOLOGIES INC. AND CRICKET
                              COMMUNICATIONS, INC

         6. DATABASE PROBLEMS: IF THE CONDITION IS DETERMINED TO BE THE RESULT OF CORRUPTION OF THE MAINTAINED PRODUCTS DATABASE, AND SUCH CORRUPTION IS NOT THE DIRECT RESULT OF THE MAINTAINED PRODUCTS, THE CONDITION WILL BE REFERRED BACK TO OWNER. AT OWNER'S REQUEST, AND AT VENDOR'S OPTION, VENDOR MAY PREPARE A PROPOSAL FOR BILLABLE CORRECTIVE ACTION TO CORRECT OWNER'S DATABASE;

         7. HARDWARE/FIRMWARE PROBLEMS: WHEN A CONDITION HAS BEEN ISOLATED TO A HARDWARE OR FIRMWARE PROBLEM AND IT IS DETERMINED TO BE THE RESULT OF VENDOR-PROVIDED HARDWARE OR FIRMWARE, VENDOR SHALL MANAGE THE RESOLUTION OF THE PROBLEM. HOWEVER, IF THE HARDWARE OR FIRMWARE IS NOT VENDOR-MAINTAINED, THE CONDITION WILL BE REFERRED BACK TO OWNER FOR DISPOSITION UNDER WHATEVER MAINTENANCE ARRANGEMENTS OWNER MAY HAVE FOR SUCH HARDWARE OR FIRMWARE. "VENDOR-MAINTAINED" MEANS THAT A CONTRACTUAL ARRANGEMENT IS IN PLACE UNDER WHICH VENDOR PROVIDES MAINTENANCE SERVICES FOR THE ITEM; MAINTAINED PRODUCTS ARE COVERED AND CONSIDERED INCLUDED IN SOW AS EXISTS IN THE OWNER'S SYSTEMS AT THE TIME OF EXECUTION OF THIS SOW/AMENDMENT # 6.

         8. OTHER/INTERFACING PRODUCTS OR SYSTEMS: IF THE CONDITION IS DETERMINED TO BE CAUSED BY PRODUCTS OR SYSTEMS OTHER THAN THE MAINTAINED PRODUCTS, INCLUDING, BUT NOT LIMITED TO, PRODUCTS OR SYSTEMS THAT INTERFACE WITH THE MAINTAINED PRODUCTS, THE CONDITION WILL BE REFERRED TO OWNER FOR CORRECTIVE ACTION UNLESS THE OTHER PRODUCT/SYSTEM(S) IS VENDOR-MAINTAINED, IN WHICH CASE VENDOR SHALL MANAGE THE RESOLUTION OF THE PROBLEM.

At the request of Owner, and at Vendor's option, Vendor may perform services for the excluded conditions listed above as an enhanced service or service enhancement, at a mutually agreed upon fee or if no fee is specifically agreed, then at Vendor's then current hourly rates subject to any applicable per incident and/or minimum hourly billing requirements.

7.       ADDITIONAL TERMS CONCERNING WEB SITE ACCESS

By accessing any Lucent.com Web site to which Vendor affords Owner access for or in connection with it's technical support service, Owner agrees to the following:

         (i) Owner shall not enable or permit Web site access to any person other than its employees and the employees of its agents, consultants, and contractors who need to use the Web sites for the operation, administration, and management of their duties for Owner in accordance with the terms of this SOW;

         (ii) Owner shall identify to Vendor any non-employee who will be given access to the Web sites, and, if requested by Vendor, will provide a copy of a Non-Disclosure Agreement executed between Owner and the non-employee in accordance with the confidentiality terms of the agreement pursuant to which the Maintained Products were supplied;

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                         ATTACHMENT C TO AMENDMENT NO. 6
              TO THE AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE
                                   AGREEMENT
                  BETWEEN LUCENT TECHNOLOGIES INC. AND CRICKET
                              COMMUNICATIONS, INC

         (iii) Owner shall use best efforts notify Vendor in writing immediately of any change in the employment or authorization status of any personnel having authorized access to the Web sites;

         (iv)Without limiting Vendor's other rights, Vendor may deny access immediately and in the future to individuals using Web sites other than as permitted. Vendor will advise Owner of any known unauthorized attempts to access such Web site and Vendor and Owner will work together to minimize any such unauthorized attempts. Vendor shall have no liability to Owner on account of such denial.

8.       OWNER RESPONSIBILITIES

It is required that Owner provide the Vendor Account Manager/Services Account Manager with a complete listing of all products to be covered under this service in accordance with the Service Start-up requirements to properly establish service entitlement. For this purpose, Owner and Vendor will use the Lucent Technologies Maintenance Services Start Form (included as Form A of this SOW). Vendor will work with the Owner to establish s completed Services Start Form. The products identified in Appendix A that currently exist in Owner's Lucent networks shall be deemed properly covered hereunder without separate listing on Form A. Information required for Form A has already been provided by Owner to Vendor under separate cover. Owner will work with the Vendor in good faith to provide the following:

PROVIDING A SITE ID OR CONTRACT NUMBER, SUBMITTER NAME AND LOCATION, CALLBACK TELEPHONE NUMBER AND/OR EMAIL ADDRESS, SYSTEM NAME AND LOCATION, PROCESSOR LOCATION, TYPE AND SERIAL NUMBER, AN ALTERNATE CONTACT, DIAGNOSTIC MATERIAL IF REQUESTED.

NOTIFYING VENDOR OF THE NEW LOCATION OF ANY RELOCATED MAINTAINED PRODUCTS.

PROVIDING THE PROPER ENVIRONMENT AND ELECTRICAL AND TELECOMMUNICATIONS CONNECTIONS AS SPECIFIED BY VENDOR.

IDENTIFYING THE SEVERITY LEVEL OF THE PROBLEM (VENDOR RESERVES THE RIGHT IN CONCURRENCE WITH THE OWNER TO ASSIGN A HIGHER OR LOWER SEVERITY LEVEL TO A PROBLEM ONCE IT HAS VERIFIED THE PROBLEM).

PROVIDING REMOTE ACCESS TO THE MAINTAINED PRODUCTS WITH APPROPRIATE AGREED UPON OWNER'S SECURITY ACCESS PROCEDURES (INCLUDING REMOTE ELECTRONIC ACCESS TO THE COMPUTER SYSTEM HOUSING ANY MAINTAINED PRODUCTS) TO ENABLE VENDOR TO PERFORM REMOTE TECHNICAL SUPPORT. VENDOR'S OBLIGATIONS ARE CONTINGENT UPON VENDOR HAVING REMOTE ACCESS AT ALL TIMES AND, IN THE ABSENCE OF SUCH REMOTE ACCESS, VENDOR'S RESPONSE AND RESTORE TIMES SET FORTH MAY BE ADVERSELY AFFECTED.

ENSURING THAT AUTHORIZED STAFF FOR OPERATION AND MAINTENANCE ARE AVAILABLE DURING THE ENTIRE SUPPORT PERIOD TO PROVIDE VENDOR WITH INFORMATION (E.G., MODEL, SERIAL NUMBER, CURRENT FAILURE SYMPTOMS, ETC.) UPON REQUEST SO THAT VENDOR CAN PROVIDE OWNER WITH PROPER SUPPORT.

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                         ATTACHMENT C TO AMENDMENT NO. 6
              TO THE AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE
                                   AGREEMENT
                  BETWEEN LUCENT TECHNOLOGIES INC. AND CRICKET
                              COMMUNICATIONS, INC

MAINTAINING A PROCEDURE EXTERNAL TO THE SOFTWARE PROGRAMS FOR RECONSTRUCTION OF LOST OR ALTERED FILES, DATA, AND/OR PROGRAMS. VENDOR WILL MAKE REASONABLE EFFORTS TO PERMIT DATA TO BE SAVED/RETRIEVABLE WHEN FEASIBLE; HOWEVER, VENDOR WILL NOT BE RESPONSIBLE FOR THE LOSS OF ANY DATA NOR FOR THE COST OF RECONSTRUCTING DATA STORED ON DISK FILES, TAPES, MEMORIES, ETC. LOST DURING THE PERFORMANCE OF RTS ADVANTAGE NE/EMS SERVICE OR ON ACCOUNT OF THE FUNCTIONING OF ANY OF THE MAINTAINED PRODUCTS CONSISTENT WITH THE PROVISIONS REGARDING LIMITATION OF LIABILITIES PER THE SEPA..

ADHERING TO HARDWARE CONFIGURATION RECOMMENDATIONS AND CAPACITY GUIDELINES AND LIMITATIONS IN ACCORDANCE WITH THE PRODUCT SPECIFICATIONS, OPERATING INSTRUCTIONS AND LICENSE TERMS OF THE MAINTAINED PRODUCT AND ANY COMPUTING HARDWARE ON WHICH A MAINTAINED PRODUCT OPERATES AS PROVIDED TO OWNER BY VENDOR. EXCEEDING SPECIFIED CAPACITY GUIDELINES WILL VOID THE OBLIGATION OF VENDOR TO SUPPORT THE PRODUCT FOR WHICH THE CAPACITY HAS BEEN EXCEEDED. VENDOR MAY INFORM OWNER THAT SUPPORT FOR THE MAINTAINED PRODUCT THAT IS IN AN EXCEEDED CAPACITY SITUATION WILL COMMENCE ONCE OWNER HAS CORRECTED THE CAPACITY SITUATION AND THE PRODUCT IS AGAIN OPERATING IN A MANNER CONSISTENT WITH THE SPECIFICATIONS OR OPERATING INSTRUCTIONS OF THE PRODUCT.

PROVIDING VENDOR A LISTING OF OUTPUT AND ALL SUCH OTHER DATA, WHICH VENDOR REASONABLY REQUESTS IN ORDER TO REPRODUCE THE CONDITIONS UNDER WHICH THE PROBLEM OCCURRED. IF VENDOR IS UNABLE TO VERIFY A PROBLEM WITH AN UNMODIFIED VERSION OF THE MAINTAINED PRODUCT, VENDOR SHALL HAVE NO FURTHER OBLIGATION TO PERFORM MAINTENANCE SERVICES FOR THAT REPORTED PROBLEM. IF FEASIBLE, AS MUTUALLY DETERMINED BY OWNER AND VENDOR, VENDOR SHALL ATTEMPT TO FURTHER IDENTIFY THE PROBLEM VIA ELECTRONIC ACCESS TO OWNER'S SYSTEM AND REVIEW OF OUTPUT (PRINTED LOGS, ETC.).MAINTAINING THE MAINTAINED PRODUCTS AND SYSTEM IN WHICH THEY ARE
USED:

         - Install all Software Patches within a reasonable time after such patch is made available by Vendor. Owner will make the final judgement whether it is in the interest of the owner to apply the patch. Should Owner elect not to install such patch within a reasonable time, Vendor shall be relieved of any liability due to outage or performance defects related to such patch.

         - Follow all Vendor's and relevant third-party software manufacturer's applicable installation, operation, administration, and maintenance instructions.

         - Maintain the Maintained Products to a current supported software release. Vendor will notify Owner as new releases become available.

EXCEPT FOR SERVICE COMMENCING UPON INSTALLATION BY VENDOR OF PRODUCTS PURCHASED DIRECTLY FROM VENDOR, IT IS OWNER'S RESPONSIBILITY TO ENSURE THAT COVERED PRODUCTS ARE IN GOOD OPERATING CONDITION UPON COMMENCEMENT OF THE SERVICE PERIOD. VENDOR MAY, AT ITS OPTION, INSPECT PRODUCTS PRIOR TO THE SERVICE COMMENCEMENT DATE TO DETERMINE WHETHER SUCH PRODUCTS ARE IN GOOD OPERATING CONDITION. IF CERTIFICATION OF GOOD WORKING ORDER IS REQUIRED BECAUSE ANY OF THE CRITERIA LISTED BELOW IS PRESENT, THE COST OF SUCH INSPECTION MAY BE CHARGED TO OWNER AT VENDOR'S THEN-CURRENT RATES. ANY SERVICE OR PARTS THAT ARE NECESSARY TO RESTORE THE PRODUCTS TO GOOD OPERATING CONDITION WILL BE CHARGED TO OWNER AT VENDOR'S THEN-CURRENT HOURLY RATES AND PARTS PRICES. CERTIFICATION THAT THE PRODUCTS ARE IN GOOD OPERATING CONDITION IS REQUIRED WHEN ONE OF THE FOLLOWING CRITERIA IS MET:

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                         ATTACHMENT C TO AMENDMENT NO. 6
              TO THE AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE
                                   AGREEMENT
                  BETWEEN LUCENT TECHNOLOGIES INC. AND CRICKET
                              COMMUNICATIONS, INC

         -     Maintained Product was not installed by Vendor.

         - Vendor previously installed the Maintained Product and the Warranty has lapsed for more than [ *** ] days with no Maintenance Services agreement in place.

         -     Maintained Product is installed and/or moved by Owner.

         - Maintained Product is used as a spare and is not under a Maintenance Services agreement with Vendor.

         - Notwithstanding the above, Owner's removal and installation of FRU's replaced by Vendor shall be excluded from the above Certification requirements.

RTS ADVANTAGE NE/EMS SERVICE DOES NOT INCLUDE ASSISTANCE, CORRECTION, RESOLUTION, OR RESTORATION REQUIRED IN CONNECTION WITH ANY MODIFICATIONS MADE OTHER THAN THOSE APPROVED BY VENDOR. OWNER IS RESPONSIBLE FOR ANY SUCH MATTERS. THIS INCLUDES UPDATES FROM MANUFACTURERS OF THIRD- PARTY SOFTWARE THAT HAVE NOT BEEN VALIDATED BY VENDOR. IF ANY REPORTED CONDITION IS DETERMINED TO BE THE RESULT OF A PROBLEM ATTRIBUTABLE TO UNAPPROVED MODIFICATIONS, UNSUPPORTED THIRD PARTY SOFTWARE OR HARDWARE OR THE RESULT OF OTHER UNAPPROVED OWNER ACTION OR OWNER'S NON-PERFORMANCE OF RESPONSIBILITIES LISTED ABOVE, OWNER MAY, AT VENDOR'S DISCRETION, BE CHARGED TIME AND MATERIALS FEES CONSISTENT WITH VENDOR'S THEN-CURRENT FEES FOR VENDOR'S TIME SPENT DIAGNOSING THE CONDITION AND PROVIDING CORRECTIVE ACTION.

9.       PRICING/PRICING METHODOLOGY

The RTS Advantage NE/EMS is considered paid in full upon payment of the Incremental ARMF. Appendix A - Identification of Maintained Products below identifies additional products that are supported under this SOW. [ *** ] The following additional pricing terms apply:

(a) If Owner purchases additional incremental products of the types listed on Appendix A or additional license capacity on any Maintained Products during the Initial Term or any Renewal Term, Owner will be subject to an additional pro-rated maintenance fee for the additional products or license fees based on the number of months remaining in the applicable calendar year. (b) The annual Maintenance Services pricing may only be increased pursuant to (a) above through March 31, 2005. Owner agrees to pay any additional fees due on a quarterly basis and in advance, unless other credit terms are provided by Vendor. (c) The Maintenance Services and related pricing is exclusive of and does not include charges for any integration services, custom modifications, and installation of Software Updates, Software Upgrades, or Software Patches. (d) Maintenance Services and related pricing includes support for third-party software if the third-party software is licensed to Owner by Vendor. (e) Owner agrees to reimburse Vendor for all reasonable travel, living, and other related out-of-pocket expenses

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                         ATTACHMENT C TO AMENDMENT NO. 6
              TO THE AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE
                                   AGREEMENT
                  BETWEEN LUCENT TECHNOLOGIES INC. AND CRICKET
                              COMMUNICATIONS, INC

associated with all Maintenance Services provided by Vendor to the extent any travel is requested by Owner or is necessary to provide any requested Maintenance Services.

10.      APPENDICES

Appendix A - Identification of Maintained Products

Appendix B - Third-party products and their objectives for which Vendor is providing support for: [Appendix B - Not Applicable at time of execution of Amendment No. 6.]

Form A - Vendor Technologies Maintenance Services Start Form

DISCLAIMER

No obligation to provide the service described herein arises unless a written agreement establishing commercial terms applicable to the service has been signed by both parties and an order for the service, incorporating the terms of this SOW, has been placed by Owner under such agreement and accepted by Vendor. This SOW will in no event create or imply any obligations with respect to work activities that are not specified in this SOW. Any additional services or assistance requested by Owner must be ordered separately and billed at current prevailing rates at the time of occurrence. All prices are in $US, unless stated otherwise.

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                         ATTACHMENT C TO AMENDMENT NO. 6
              TO THE AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE
                                   AGREEMENT
                  BETWEEN LUCENT TECHNOLOGIES INC. AND CRICKET
                              COMMUNICATIONS, INC

               APPENDIX A - IDENTIFICATION OF MAINTAINED PRODUCTS

[***]

[ONE PAGE OF PROPRIETARY AND TECHNICAL INFORMATION DELETED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST]

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                        ATTACHMENT C TO AMENDMENT NO. 6
        TO THE AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE AGREEMENT BETWEEN LUCENT TECHNOLOGIES INC. AND CRICKET COMMUNICATIONS, INC

         FORM "A" - VENDOR TECHNOLOGIES MAINTENANCE SERVICE START FORM

(1) Sample Maintenance Service Start Form/Form A

                                                                           Manufacturer
                                                                            Part #
                                                                            (down to
                                  Contact   Phone #  Hardware Manufacturer  FRU level
                                  (must              Comcode                 for Same
                                  have for                                  day parts
Owner Address City State Zip Code OTS)                                       contracts)
---------------------------------------------------------------------------------------


       Description Qty. Terms Maintenance Contract Maint Price    HW       SW    Serial
                                Start       Type               Revision Revision   #
                                           N.A.D.
Owner
---------------------------------------------------------------------------------------

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.